UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 1, 2009
OTTER TAIL CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	Initial Filing	27-0383995
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
215 South Cascade Street, P.O. Box 496, Fergus Falls, MN 56538-0496
(Address of principal executive offices, including zip code)
(866) 410-8780
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 4.1
EXHIBIT 10.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement.
Adoption of Plan of Merger and Consummation of Holding Company Reorganization
     On July 1, 2009, Otter Tail Corporation, a Minnesota corporation (“Old Otter Tail”), completed its holding company reorganization in accordance with Section 302A.626 of the Minnesota Business Corporation Act (the “MBCA”) whereby it became a wholly owned subsidiary of a new public holding company, Otter Tail Corporation, a Minnesota corporation (the “Registrant”). The Registrant’s press release dated July 1, 2009 announcing this event is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
     The new holding company structure was effected as of 12:00 a.m. Central Time on July 1, 2009 pursuant to a Plan of Merger dated as of June 30, 2009 (the “Plan of Merger”), by and among Old Otter Tail, the Registrant (formerly Otter Tail Holding Company, a Minnesota corporation and direct subsidiary of Old Otter Tail) and Otter Tail Merger Sub Inc., a Minnesota corporation and indirect subsidiary of Old Otter Tail and direct subsidiary of the Registrant (“Merger Sub”). The Plan of Merger provided for the merger (the “Merger”) of Old Otter Tail with Merger Sub, with Old Otter Tail as the surviving corporation. Pursuant to Section 302A.626 (subd. 2) of the MBCA shareholder approval was not required for the Merger. As a result of the Merger, Old Otter Tail is now a wholly owned subsidiary of the Registrant with the name Otter Tail Power Company. Immediately following the completion of the Merger, the Registrant changed its name from Otter Tail Holding Company to Otter Tail Corporation. The description of the Plan of Merger is qualified in its entirety by reference to the full text of the Plan of Merger, a copy of which has been filed as Exhibit 2.1 to Old Otter Tail’s Current Report on Form 8-K filed on July 1, 2009 and is incorporated herein by reference.
     In the Merger, each issued and outstanding common share of Old Otter Tail was converted into one common share of the Registrant, par value $5 per share, and each issued and outstanding cumulative preferred share of Old Otter Tail was converted into one cumulative preferred share of the Registrant having the same designations, rights, powers and preferences. In connection with the Merger, each person that held rights to purchase, or other rights to or interests in, common shares of Old Otter Tail under any stock option, stock purchase or compensation plan or arrangement of Old Otter Tail immediately prior to the Merger holds a corresponding number of rights to purchase, and other rights to or interests in, common shares of the Registrant, par value $5 per share, immediately following the Merger.
     The conversion of the common shares in the Merger occurred without an exchange of certificates. Accordingly, certificates formerly representing outstanding common shares of Old Otter Tail are deemed to represent the same number of common shares of the Registrant.
     Pursuant to Section 302A.626 (subd. 7) of the MBCA, the provisions of the Restated Articles of Incorporation and Restated Bylaws of the Registrant are consistent with those of Old Otter Tail prior to the Merger. The authorized common shares and cumulative preferred shares of the Registrant, the designations, rights, powers and preferences of such shares and the qualifications, limitations and restrictions thereof are also consistent with those of Old Otter Tail’s common shares and cumulative preferred shares immediately prior to the Merger. The directors and executive officers of the Registrant are the same individuals who were directors and executive officers, respectively, of Old Otter Tail immediately prior to the Merger. The Restated Articles of Incorporation and Restated Bylaws of the Registrant are filed hereto as Exhibits 3.1 and 3.2 and are incorporated herein by reference.
     Immediately prior to the Merger, Old Otter Tail transferred to the Registrant by means of assignment the capital stock of its direct subsidiaries and all of its other assets not specific to the operation of the electric utility business. As a result, the Registrant is a holding company with two primary subsidiaries, Otter Tail Power Company (the electric utility) and Varistar Corporation (a holding company for the non-electric utility businesses) (“Varistar”).
Cascade Note Purchase Agreement and Standstill Agreement
     Cascade Note Purchase Agreement
     In connection with the Merger, the Registrant assumed Old Otter Tail’s right, title and interest in, to and under, and obligations under, the Note Purchase Agreement dated as of February 23, 2007 between Old Otter Tail and Cascade Investment, L.L.C. (“Cascade”), as amended (the “Cascade Note Purchase Agreement”), and Old Otter Tail’s obligations under Cascade’s $50,000,000 Senior Note due November 30, 2017 (the “Cascade Note”), the interest rate of which was changed to 8.89%. The Cascade Note Purchase Agreement, including the amendments thereto, are filed as Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on February 28, 2007 and Exhibit 4.3 to Old Otter Tail’s Current Report on Form 8-K filed on July 1, 2009, respectively, and are incorporated herein by reference.
     Cascade Standstill Agreement
     In addition, on July 1, 2009, the Registrant and Cascade entered into a Standstill Agreement (the “Standstill Agreement”) in accordance with the requirements of Section 4 of the Standstill Agreement, dated May 1, 2009, between Old Otter Tail and Cascade (the “Original Standstill Agreement”), which provided that Cascade would enter into a new agreement with the Registrant following the consummation of a Holding Company Reorganization (as defined in the Original Standstill Agreement) on terms no less favorable to Cascade than the Original Standstill Agreement. The terms of the Standstill Agreement are substantially the same as those of the Original Standstill Agreement, the material terms of which have been previously described in Old Otter Tail’s Current Report on Form 8-K filed on May 5, 2009, and are incorporated herein by reference.
     In connection with the Registrant’s execution of the Standstill Agreement, a special committee of the Board of Directors of the Registrant comprised solely of disinterested directors (the “Special Committee”) voted, contingent upon execution and delivery of the Standstill Agreement, to ratify and approve the resolutions of the special committee of Old Otter Tail dated May 1, 2009, which waives the provisions of Section 302A.673 of the MBCA with respect to one or more acquisitions by Cascade of common shares of the Registrant resulting in Cascade becoming an “interested shareholder” as defined in the MBCA. Section 302A.673 of the MBCA imposes limitations and restrictions on certain business combinations involving publicly held Minnesota corporations and their interested shareholders, but those restrictions can be waived if the acquisition or acquisitions resulting in a shareholder becoming an “interested shareholder” are approved in advance of the acquisition by a special committee of the corporation comprised solely of disinterested directors.
     The summary in this Item 1.01 of the material terms of the Standstill Agreement is qualified in its entirety by reference to the full text of the Standstill Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.
     Cascade owns approximately 9.6% of the Registrant’s outstanding common shares as of July 1, 2009.
Varistar Credit Agreement
      Also in connection with the Merger, the Registrant assumed all of the rights and obligations of Varistar under the Amended and Restated Credit Agreement, dated as of December 23, 2008, among Varistar, the Banks named therein, U.S. Bank National Association, a national banking association (“U.S. Bank”), as Agent for the Banks and as Lead Arranger, and Bank of America, N.A., Keybank National Association, and Wells Fargo Bank, National Association, as Co-Documentation Agents, as amended by a First Amendment to Credit Agreement (the “First Amendment to Credit Agreement”) dated as of April 21, 2009 among Varistar, the Banks party thereto and U.S. Bank, as Agent for the Banks (as so amended, the “A&R Credit Agreement”). The Registrant’s obligations under the A&R Credit Agreement are guaranteed by certain subsidiaries of the Registrant, including Varistar. The A&R Credit Agreement and the First Amendment to Credit Agreement are filed as Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on December 30, 2008 and Exhibit 4.1 to Old Otter Tail’s Current Report on Form 8-K filed on April 24, 2009, respectively, and each is incorporated herein by reference.
First Supplemental Indenture
     Also in connection with the Merger, the Registrant entered into a First Supplemental Indenture, dated as of July 1, 2009, with U.S. Bank, as Trustee, which amends and supplements the terms of the Indenture (For Unsecured Debt Securities), dated as of November 1, 1997, between Old Otter Tail and U.S. Bank (formerly First Trust National Association), as Trustee (the “Indenture”) to reflect that, following the Merger, the Registrant has replaced Old Otter Tail as the party to the Indenture. The summary in this Item 1.01 of the material terms of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.
     U.S. Bank, is a party to the A&R Credit Agreement, which is an unsecured revolving credit facility that the Registrant can draw on to support its operations. U.S. Bank is also a party to the Credit Agreement, dated as of July 30, 2008, among Old Otter Tail, the Banks named therein, Bank of America, N.A., as Syndication Agent, and U.S. Bank, as agent for the Banks, as amended, which creates an unsecured revolving credit facility that Old Otter Tail can draw on to support its electric operations. In addition, U.S. Bank and its affiliates have, from time to time, engaged and in the future may engage in various financial advisory and investment banking transactions with, and provide services to, the Registrant or its subsidiaries in the ordinary course of business for which they received or will receive customary fees and expenses.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The disclosure in Item 1.01 under “Cascade Note Purchase Agreement” is incorporated into this Item 2.03 by reference.
Item 8.01. Other Events.
     The disclosure in Item 1.01 is incorporated into this Item 8.01 by reference.
     Upon consummation of the Merger, the Registrant’s common shares were deemed to be registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(e) promulgated thereunder. For purposes of Rule 12g-3(a), the Registrant is the successor issuer to Old Otter Tail.
     In connection with the Merger, the common shares of the Registrant are deemed to have commenced trading on the Nasdaq Global Select Market under the symbol “OTTR” on July 1, 2009. As a result of the Merger, Old Otter Tail’s common shares, which previously traded on the Nasdaq Global Select Market under the symbol “OTTR,” were deemed to be no longer publicly traded.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit
Number	Description
2.1	Plan of Merger, dated as of June 30, 2009, by and among Otter Tail Corporation, Otter Tail Holding Company and Otter Tail Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Otter Tail Corporation, the predecessor company, filed with the Commission on July 1, 2009).

3.1	Restated Articles of Incorporation of the Registrant.

Exhibit
Number	Description
3.2	Restated Bylaws of the Registrant.

4.1	First Supplemental Indenture, dated as of July 1, 2009, between the Registrant and U.S. Bank National Association, as Trustee, to the Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 between Otter Tail Corporation (now known as Otter Tail Power Company) and U.S. Bank National Association (formerly First Trust National Association), as Trustee.

10.1	Standstill Agreement, dated July 1, 2009, by and between the Registrant and Cascade Investment, L.L.C.

99.1	Press Release issued July 1, 2009.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Kevin G. Moug
Kevin G. Moug
Chief Financial Officer

Date: July 1, 2009

EXHIBIT INDEX

Exhibit
Number	Description
2.1	Plan of Merger, dated as of June 30, 2009, by and among Otter Tail Corporation, Otter Tail Holding Company and Otter Tail Merger Sub Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Otter Tail Corporation, the predecessor company, filed with the Commission on July 1, 2009).

3.1	Restated Articles of Incorporation of the Registrant.

3.2	Restated Bylaws of the Registrant.

4.1	First Supplemental Indenture, dated as of July 1, 2009, between the Registrant and U.S. Bank National Association, as Trustee, to the Indenture (For Unsecured Debt Securities) dated as of November 1, 1997 between Otter Tail Corporation (now known as Otter Tail Power Company) and U.S. Bank National Association (formerly First Trust National Association), as Trustee.

10.1	Standstill Agreement, dated July 1, 2009, by and between the Registrant and Cascade Investment, L.L.C.

99.1	Press Release issued July 1, 2009.